AFBA 5STAR FUNDS

(THE “TRUST”)

AFBA 5Star Mid Cap Value Fund

AFBA 5Star Small Cap Fund

AFBA 5Star Large Cap Growth Fund

AFBA 5Star Balanced Fund

AFBA 5Star Total Return Bond Fund

AFBA 5Star Science & Technology Fund

(collectively, the “Funds”)

Advisory Series

Class B Shares

Supplement dated June 30, 2009 to the Prospectus and Statement of Additional Information

(“SAI”) dated July 31, 2008

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

Class B Shares Closure

On January 3, 2007, Class B Shares of the Funds were no longer offered to investors who opened new accounts. Effective July 31, 2009, the Funds’ Class B Shares will be closed to additional purchases by current shareholders. All Class B Shares outstanding at the close of business on July 31, 2009 will be automatically converted into Advisor Class Shares of the same Fund (the “Transaction”), with an aggregate net asset value equal to the aggregate net asset value of the Class B Shares so converted. Any applicable contingent deferred sales charge attributable to the Class B Shares will be waived for shares exchanged in connection with the Transaction.

It is anticipated that the Transaction will not have a material adverse effect on the holders of either the Advisor Class Shares or Class B Shares. Accordingly, the conversion of Class B Shares into Advisor Class Shares of the same Fund will be tax-free to the holders of the Class B Shares for federal income tax purposes. Holders of the Class B Shares should consult their tax advisors regarding the state and local tax consequences of the Transaction. The Transaction will allow the holders of Class B Shares to benefit from the lower expense structure associated with the Advisor Class Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.